SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2003


                                 INTERLAND, INC.
               (Exact name of registrant as specified in charter)




               MINNESOTA                              000-17932                            41-1404301
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)

      303 PEACHTREE CENTER AVENUE
               SUITE 500                                     30303
              ATLANTA, GA                                 (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number including area code: (404) 720-8301



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

Exhibit
Number       Description
-------      -----------
99.1         Press Release


ITEM 9. REGULATION FD DISCLOSURE.

     The information contained in Item 12 below is incorporated by reference into this Item 9.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Interland, Inc. (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

     On October 15, 2003, the Company issued a press release regarding its financial results for its fourth fiscal quarter and fiscal year ended August 31, 2003. The Company reported revenues of $27.3 million for the quarter and $106.6 million for fiscal year 2003, an increase of 4.9 percent over fiscal year 2002. Net loss from continuing operations was $5.9 million for the quarter equating to a loss of $0.40 per share on 14.8 million shares outstanding. Including discontinued operations, net loss for the quarter was $0.6 million, or $0.04 per share. Net loss for the fiscal year was $173.9 million, or $11.86 per share. Interland hereby incorporates by reference herein the information set forth in its Press Release dated October 15, 2003, a copy of which is annexed hereto as
Exhibit 99.1.

     The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material. Pursuant to the requirements of Regulation G, Interland has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 15, 2003             INTERLAND, INC.



                                   By: /s/ Allen L. Shulman
                                       ----------------------------------------
                                       Allen L. Shulman
                                       Senior Vice President, Chief Financial
                                       Officer, and General Counsel
                                       (Principal Financial Officer)





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